                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
   (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12


                               GERON CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (6)  Amount Previously Paid:

--------------------------------------------------------------------------------

     (7)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (8)  Filing Party:

--------------------------------------------------------------------------------

     (9)  Date Filed:

--------------------------------------------------------------------------------

                                   Geron logo


                               GERON CORPORATION
                             230 CONSTITUTION DRIVE
                              MENLO PARK, CA 94025

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 10, 1999

TO THE STOCKHOLDERS OF GERON CORPORATION:

     NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of GERON CORPORATION, a Delaware corporation (the "Company"), will be held on Friday, December 10, 1999, at 9:00 a.m. local time at the company headquarters, 230 Constitution Drive, Menlo Park, California 94025 for the following purposes:


          1. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 shares to 35,000,000 shares.


          2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on Friday, October 29, 1999, as the record date for the determination of stockholders entitled to notice of and to vote at this Special Meeting and at any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

--------------------------------------------------------------------------------

   ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE,
   SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO
   ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT
   PURPOSE. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU
   MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.
--------------------------------------------------------------------------------

                                          By Order of the Board of Directors

                                          /s/ David L. Greenwood
                                          DAVID L. GREENWOOD
                                          Secretary
Menlo Park, California

November 10, 1999

                               GERON CORPORATION
                             230 CONSTITUTION DRIVE
                              MENLO PARK, CA 94025
                            ------------------------


                                PROXY STATEMENT

                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL


     The enclosed proxy is solicited on behalf of the Board of Directors of Geron Corporation, a Delaware corporation (the "Company") for use at the Special Meeting of Stockholders to be held on December 10, 1999, at 9:00 a.m. local time (the "Special Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting. The Special Meeting will be held at the company headquarters, 230 Constitution Drive, Menlo Park, California 94025. The Company intends to mail this proxy statement and accompanying proxy card on or about November 10, 1999 to all stockholders entitled to vote at the Special Meeting.


SOLICITATION

     The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. In addition, the Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers, or other regular employees of the Company or, at the Company's request, Corporate Investor Communications, Incorporated. No additional compensation will be paid to directors, officers or other regular employees for such services, but Corporate Investor Communications Incorporated will be paid its customary fee, estimated to be about $5,500 if it renders solicitation services.

VOTING RIGHTS AND OUTSTANDING SHARES


     Only holders of record of Common Stock at the close of business on Friday, October 29, 1999, (the "Record Date") will be entitled to notice of and to vote at the Special Meeting. At the close of business on the Record Date, the Company had outstanding and entitled to vote 16,788,293 shares of Common Stock. Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Special Meeting.


     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. The Inspector will also determine whether a quorum is present. Abstentions and broker non-votes will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes.

     Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted FOR the amendment to the Company's Certificate of Incorporation to increase the number of authorized shares, and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be with respect to the item not marked.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's offices,

230 Constitution Drive, Menlo Park, California 94025, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS


     Proposals of stockholders that are intended to be presented at the Company's 2000 Annual Meeting of Stockholders must be received by the Company not later than December 13, 1999 in order to be included in the proxy statement and proxy relating to that Annual Meeting. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and proxy must do so not less than 10 days and nor more than 60 days prior to the date of the meeting.


                MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

                                   PROPOSAL I

      APPROVAL OF INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company's Restated Certificate of Incorporation to increase the Company's authorized number of shares of Common Stock from 25,000,000 shares to 35,000,000 shares.

     The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock, except for effects incidental to increasing the number of shares of the Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company's Restated Certificate of Incorporation, in the form of Appendix 1 hereto, with the Secretary of State of the State of Delaware.


     In addition to the 16,788,293 shares of Common Stock outstanding at October 29, 1999, the Board has reserved 4,343,256 shares for issuance upon exercise of options and rights granted under the Company's stock option and stock purchase plans, up to approximately 3,386,067 shares of Common Stock which may be issued upon conversion of outstanding debentures and exercise of warrants and up to 456,000 shares of Common Stock which may be issued pursuant to future milestone obligations.



     Currently, the Company does not have a sufficient number of authorized shares of Common Stock to fulfill all of its reserve commitments. In particular, insufficient reserves are available in the event all of the Company's outstanding Series C debentures and warrants were to be converted or exercised. If the stockholders do not approve this proposal prior to March 31, 2000, the Company will be in default under its Series C convertible debentures and will be required to redeem them at a 15% premium to their principal balance at such time. If all such debentures were redeemed on October 29, 1999, the cost to the Company would be $14,375,000. If the stockholders approve the increase in the Company's authorized Common Stock, 1,710,381 of such shares will be allocated for additional reserves for conversion of Series C debentures and exercise of Series C warrants.


     Although at present the Board of Directors has no plans to issue additional shares of Common Stock other than as described above, it desires to have such shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future. The additional shares may be used, without further stockholder approval, for various purposes including, without limitation, raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies and expanding the company's business or through the acquisition of other businesses or technologies.

     The additional shares of Common Stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could adopt a "poison pill" which would, under certain circumstances related to an acquisition of shares not approved by the Board of Directors, give certain holders the right to acquire additional shares of Common Stock at a low price, or the Board could strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of this proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

     The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock will be required to approve this amendment to the Company's Restated Certificate of Incorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 1

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of October 29, 1999 by: (i) each current director, (ii) each of the executive officers; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.



                                                              BENEFICIAL OWNERSHIP(1)
                                                              ------------------------
                                                              NUMBER OF    PERCENT OF
                      BENEFICIAL OWNER                          SHARES        TOTAL
                      ----------------                        ----------   -----------
Alexander E. Barkas, Ph.D.(2)...............................     85,128       *
Ronald W. Eastman(3)........................................    458,872       2.68%
Edward V. Fritzky(4)........................................     16,550       *
Thomas D. Kiley, Esq.(5)....................................     72,600       *
Gary L. Neil(6).............................................     11,550       *
Robert B. Stein, M.D., Ph.D.(7).............................     13,300       *
John P. Walker(8)...........................................     36,400       *
David J. Earp, Esq.(9)......................................      9,200       *
David L. Greenwood(10)......................................    173,017       1.02%
Elaine R. Hamilton(11)......................................     16,122       *
Calvin B. Harley, Ph.D.(12).................................    187,945       1.11%
Jane S. Lebkowski, Ph.D.(13)................................     17,500       *
Thomas B. Okarma, M.D., Ph.D.(14)...........................    138,527       *
Richard L. Tolman, Ph.D.(15)................................     10,000       *
3i plc, 227 West George Street, Glasgow, Scotland, G2 2ND...  1,240,000       7.39%
All directors and executive officers as a group (14
  persons)..................................................  1,246,711       7.04%


---------------
  *  Represents beneficial ownership of less than 1% of the Common Stock.


 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of October 29, 1999 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person. The persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.

 (2) Includes 28,593 shares held directly by Alexander E. Barkas, 882 shares held by Lynda Wijcik, the spouse of Dr. Barkas, and 55,653 shares issuable upon the exercise of outstanding options held by Dr. Barkas exercisable within 60 days of October 29, 1999.



 (3) Includes an aggregate of 13,000 shares held by Patricia Eastman, the spouse of Ronald W. Eastman, as custodian for Mr. Eastman's three minor children. Also includes 109,941 shares held directly by Mr. Eastman and 335,931 shares issuable upon the exercise of outstanding options held by Mr. Eastman exercisable within 60 days of October 29, 1999.



 (4) Represents 16,550 shares issuable upon exercise of outstanding options held by Edward V. Fritzky exercisable within 60 days of October 29, 1999.



 (5) Includes 7,352 shares held directly by Thomas D. Kiley, 9,705 shares held by the Kiley Family Partnership and 14,302 shares held by the Thomas D. Kiley and Nancy L.M. Kiley Revocable Trust under Agreement dated August 7, 1981. Also includes 41,241 shares issuable upon the exercise of outstanding options held by Mr. Kiley exercisable within 60 days of October 29, 1999.



 (6) Represents 11,550 shares issuable upon exercise of outstanding options held by Gary L. Neil exercisable within 60 days of October 29, 1999.



 (7) Represents 13,300 shares issuable upon the exercise of outstanding options held by Robert B. Stein exercisable within 60 days of October 29, 1999.



 (8) Represents 36,400 shares issuable upon the exercise of outstanding options held by John P. Walker exercisable within 60 days of October 29, 1999.



 (9) Includes 1,700 shares held directly by David J. Earp and 7,500 shares issuable upon the exercise of outstanding options held by Mr. Earp exercisable within 60 days of October 29, 1999.



(10) Represents 173,017 shares issuable upon exercise of outstanding options held by David L. Greenwood exercisable within 60 days of October 29, 1999.



(11) Includes 871 shares held directly by Elaine R. Hamilton and 15,251 shares issuable upon the exercise of outstanding options held by Ms. Hamilton exercisable within 60 days of October 29, 1999. Ms. Hamilton resigned from the Company in November 1999.



(12) Includes 67,610 shares held directly by Calvin B. Harley and held by the Harley Family Trust and 120,335 shares issuable upon the exercise of outstanding options held by Dr. Harley exercisable within 60 days of October 29, 1999.



(13) Represents 17,500 shares issuable upon the exercise of outstanding options held by Jane S. Lebkowski exercisable within 60 days of October 29, 1999.



(14) Represents 138,527 shares issuable upon the exercise of outstanding options held by Thomas B. Okarma exercisable within 60 days of October 29, 1999.



(15) Represents 10,000 shares issuable upon the exercise of outstanding options held by Richard L. Tolman exercisable within 60 days of October 29, 1999.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          /s/ David L. Greenwood
                                          DAVID L. GREENWOOD
                                          Secretary


November 10, 1999


     A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO INVESTOR RELATIONS, GERON CORPORATION, 230 CONSTITUTION DRIVE, MENLO PARK, CA 94025.

                                                                      APPENDIX 1

                            CERTIFICATE OF AMENDMENT

                                       OF

                     RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                               GERON CORPORATION

Thomas B. Okarma and David L. Greenwood hereby certify that:

     FIRST: They are the duly elected and acting President and Secretary of Geron Corporation, a Delaware corporation.

     SECOND: The name of this Corporation is Geron Corporation (the "Corporation").

     THIRD: The date on which the Restated Certificate of Incorporation as filed with the Secretary of State of the State of Delaware (the "Secretary of State") is March 24, 1998. The date on which the Certificate of Designation was filed with the Secretary of State is March 27, 1998.

     FOURTH: The amendment to the Corporation's Amended and Restated Certificate of Incorporation set forth below was duly adopted by the Board of Directors of the Corporation, and approved by the Stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     FIFTH: Article IV, Paragraph (A) of the Corporation's Restated Certificate of Incorporation is amended to read in its entirety as follows:

          "(A) Class of Stock. The Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the Corporation is authorized to issue is Thirty-Eight Million (38,000,000) shares. Thirty-Five Million (35,000,000) shares shall be Common Stock, par value $0.001 per share and Three Million (3,000,000) shares shall be Preferred Stock, par value $0.001 per share."

     IN WITNESS WHEREOF, the undersigned have signed this Certificate of
Amendment of Restated Certificate of Incorporation this   day of December, 1999
and hereby affirm and acknowledge under the penalty of perjury that the filing of this Certificate of Amendment of Amended and Restated Certificate of Incorporation of Geron Corporation is the act and deed of Geron Corporation.

                                          GERON CORPORATION

                                          By:
                                            ------------------------------------
                                                     Thomas B. Okarma,
                                                         President

Attest:

By:
     ---------------------------------
            David L. Greenwood,
                 Secretary

                                   GERON LOGO

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                               GERON CORPORATION
                      1999 SPECIAL MEETING OF STOCKHOLDERS


    The undersigned stockholder of Geron Corporation, a Delaware corporation, (the "Company") hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated November 10, 1999, and hereby appoints Thomas B. Okarma and David L. Greenwood, or either of them, as proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 1999 Special Meeting of Stockholders of Geron Corporation to be held on December 10, 1999, at 9:00 a.m., at the headquarters of the Company at 230 Constitution Drive, Menlo Park, California 94025, and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and in their discretion, upon such other matter or matters that may properly come before the meeting and any adjournment(s) thereof.



    This proxy will be voted as directed or, if no contrary direction is indicated, will be voted as follows:



        1. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 shares to 35,000,000 shares.



                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark your votes as in this example.


1. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 shares to 35,000,000 shares.


                     [ ] FOR    [ ] AGAINST    [ ] ABSTAIN


                                                 Note: This Proxy should be
                                                 marked, dated, signed by the
                                                 stockholder(s) exactly as his
                                                 or her name appears hereon, and
                                                 returned in the enclosed
                                                 envelope.


                                                 SIGNATURE(S)

                                                 DATE

                                                 Please sign exactly as name(s)
                                                 appears hereon. When shares are
                                                 held by joint tenants, both
                                                 should sign. When signing as
                                                 attorney, executor,
                                                 administrator, trustee or
                                                 guardian, please give full
                                                 title as such. If a
                                                 corporation, please sign in
                                                 full corporate name by
                                                 President or other authorized
                                                 officer. If a partnership,
                                                 please sign in partnership name
                                                 by authorized person.

                                                   PLEASE MARK, SIGN, DATE AND
                                                  RETURN THE PROXY CARD IN THE
                                                       ENCLOSED ENVELOPE.